                                    Page-13

                                                                    EXHIBIT 99.3


                            Gables Residential Trust

                 Pro Forma Consolidated Statements of Operations
         (Unaudited and amounts in thousands, except per share amounts)


The unaudited consolidated statements of operations are presented as if the Company acquired Wood Mill Apartments and Jefferson Forest Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the property acquisitions have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                                    Page-14

                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30,1997
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                       Jefferson      Additional
                                                               Company      Wood Mill    Forest       Pro Forma       Company
                                                              Historical   Apartments  Apartments    Adjustments     Pro Forma
                                                              ----------   ----------  ----------    -----------     ---------

Rental revenues  ..........................................    $60,427      $1,439 (A)  $1,555 (A)       $ -          $ 63,421
Other property revenues  ..................................      2,863          74 (A)      83 (A)                       3,020
                                                               -------     -------     -------        -------          -------
     Total property revenues ..............................     63,290       1,513       1,638                          66,441
                                                               -------     -------     -------        -------          -------

Property management revenues ..............................      1,546                                    (72)(B)        1,474
Other .....................................................      1,137                                                   1,137
                                                               -------     -------     -------        -------          -------
     Total other revenues .................................      2,683                                    (72)           2,611
                                                               -------     -------     -------        -------          -------

     Total revenues .......................................     65,973       1,513       1,638            (72)          69,052
                                                               -------     -------     -------        -------          -------

Property operating and maintenance (exclusive
     of items shown separately below) .....................     22,531         541 (A)     711 (A)                      23,783
Depreciation and amortization .............................     11,019                                    638 (C)       11,657
Amortization of deferred financing costs ..................        503                                                     503
Property management - owned ...............................      1,593                                                   1,593
Property management - third party .........................      1,167                                                   1,167
General and administrative ................................      1,655                                                   1,655
Interest ..................................................     12,214                                  1,492 (D)       13,706
Credit enhancement fees  ..................................        257                                                     257
                                                               -------     -------     -------        -------          -------
     Total expenses .......................................     50,939         541         711          2,130           54,321
                                                               -------     -------     -------        -------          -------

 Income before equity in income of joint ventures and
    interest income .......................................     15,034         972         927         (2,202)          14,731
Equity in income of joint ventures ........................        150                                                     150
Interest income ...........................................        193                                                     193
                                                               -------     -------     -------        -------          -------

Income before gain on sale of real estate assets ..........     15,377         972         927         (2,202)          15,074

Gain on sale of real estate assets ........................      4,858                                                   4,858
                                                               -------     -------     -------        -------          -------

Income before minority interest and extraordinary loss, net     20,235         972         927         (2,202)          19,932
Minority interest of unitholders in Operating Partnership .     (3,119)                                    47 (E)       (3,072)
                                                               -------     -------     -------        -------         --------

Income before extraordinary loss, net .....................     17,116         972         927         (2,155)          16,860

Extraordinary loss, net of minority interest ..............       (602)                                                   (602)
                                                               -------     -------     -------        -------          -------

Net income ................................................    $16,514        $972        $927        ($2,155)         $16,258
                                                               =======     =======     =======        =======          =======

Weighted average number of shares outstanding .............     19,367                                                  19,367
                                                               =======                                                 =======

Per Share Information:
Income before extraordinary loss, net .....................    $  0.88                                                  $ 0.87
                                                               =======                                                 =======
Net income ................................................    $  0.85                                                  $ 0.84
                                                               =======                                                 =======



The accompanying notes are an integral part of this statement.

                                    Page-15

                            GABLES RESIDENTIAL TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                          Jefferson     Additional
                                                               Company         Wood Mill    Forest      Pro Forma     Company
                                                              Historical      Apartments  Apartments    Adjustments  Pro Forma
                                                              ----------      ----------  ----------    -----------  ---------

Rental revenues  ..........................................    $104,543       $3,711 (A)   $2,560 (A)    $   -      $ 110,814
Other property revenues  ..................................       4,928          126 (A)      152 (A)                   5,206
                                                                -------      -------      -------      -------       --------
    Total property revenues ...............................     109,471        3,837        2,712                     116,020

Property management revenues ..............................       3,871                                   (153) (B)     3,718
Non-recurring Olympic revenues, net .......................         900                                                   900
Other .....................................................       1,939                                                 1,939
                                                                -------      -------      -------      -------       --------
     Total other revenues .................................       6,710                                   (153)         6,557
                                                                -------      -------      -------      -------       --------

     Total revenues .......................................     116,181        3,837        2,712         (153)       122,577
                                                                -------      -------      -------      -------       --------

Property operating and maintenance (exclusive
     of items shown separately below) .....................      38,693        1,158 (A)    1,394 (A)                  41,245
Depreciation and amortization .............................      18,892                                  1,414 (C)     20,306
Amortization of deferred financing costs ..................       1,348                                                 1,348
Property management - owned ...............................       2,824                                                 2,824
Property management - third party .........................       2,793                                                 2,793
General and administrative ................................       3,045                                                 3,045
Interest ..................................................      21,112                                  3,338 (D)     24,450
Credit enhancement fees  ..................................         576                                                   576
                                                                -------      -------      -------      -------        -------

   Total expenses .......................................        89,283        1,158        1,394        4,752         96,587
                                                                -------      -------      -------      -------        -------

Income before equity in income of joint ventures and
    interest income .......................................      26,898        2,679        1,318       (4,905)        25,990
Equity in income of joint ventures ........................         280                                                   280
Interest income  ..........................................         363                                                   363
                                                                -------      -------      -------      -------        -------

Income before minority interest and extraordinary loss, net      27,541        2,679        1,318       (4,905)        26,633
Minority interest of unitholders in Operating Partnership .      (4,640)                                   153 (E)     (4,487)
                                                                -------      -------      -------      -------        -------

Income before extraordinary loss, net .....................      22,901        2,679        1,318       (4,752)        22,146

Extraordinary loss, net of minority interest ..............        (520)                                                 (520)
                                                                -------      -------      -------      -------        -------

Net income ................................................     $22,381       $2,679      $ 1,318      ($4,752)       $21,626
                                                                =======      =======      =======      =======        =======

Weighted average number of shares outstanding .............      16,788                                                16,788
                                                                =======                                               =======

Per Share Information:
Income before extraordinary loss, net .....................      $ 1.36                                               $  1.32
                                                                =======                                               =======
Net income ................................................      $ 1.33                                               $  1.29
                                                                =======                                               =======



The accompanying notes are an integral part of this statement.

                                     Page-16




                            Gables Residential Trust

            Notes and Assumptions to Unaudited Pro Forma Consolidated
                            Statements of Operations
                      (Unaudited and Dollars in Thousands)

(A) Reflects rental revenues, other property revenues and property operating and maintenance expenses (exclusive of depreciation expense) for Wood Mill Apartments acquired on May 28, 1997 and Jefferson Forest Apartments acquired on September 4, 1997 (collectively, the "Properties"). In September, 1995, the construction of Jefferson Forest Apartments was completed and in September, 1996, it reached a stabilized occupancy level of 91%.

(B) Reflects management fees earned by the Company for its management of Wood Mill Apartments for the owner of the property through the May 28, 1997 acquisition date.

(C) Reflects depreciation expense for the Properties during the periods presented.

(D) Reflects interest expense associated with borrowings under the Company's $175 million unsecured revolving credit facility which were utilized to acquire the Properties. The Company's borrowings currently bear interest at LIBOR plus 0.80%. If interest rates under the credit facility fluctuated 0.125%, interest costs on the pro forma credit facility indebtedness would increase or decrease by approximately $65 on an annualized basis.

(E)  Reflects  the  portion  of all  of  the  preceding  pro  forma  adjustments
     attributable  to  the  minority  interest   unitholders  in  the  Operating
     Partnership.

                                    Page-17

                            Gables Residential Trust


                      Pro Forma Consolidated Balance Sheet
                               As of June 30, 1997
         (Unaudited and amounts in thousands, except per share amounts)


The unaudited pro forma consolidated balance sheet is presented as if the September 4, 1997 acquisition of Jefferson Forest Apartments had occurred as of June 30, 1997.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997 nor does it purport to represent the future financial position of the Company.

                                    Page-18

                            GABLES RESIDENTIAL TRUST
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
         (UNAUDITED AND AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          Pro Forma
                                                              Company    Acquisition      Company
                                                             Historical  Adjustments (A) Pro Forma
                                                             ----------  --------------  ----------

ASSETS:
Real estate assets:
  Land ..................................................   $ 116,104    $   3,463    $ 119,567
  Buildings .............................................     621,938       18,004      639,942
  Furniture, fixtures and equipment .....................      49,589        1,150       50,739
  Construction in progress ..............................      76,887                    76,887
  Land held for future development ......................       4,087                     4,087
                                                              -------      -------      -------
    Real estate assets before accumulated depreciation ..     868,605       22,617      891,222

  Less: accumulated depreciation ........................     (84,343)                  (84,343)
                                                              -------      -------      -------
    Net real estate assets ..............................     784,262       22,617      806,879

Cash and cash equivalents ...............................       2,952                     2,952
Restricted cash  ........................................       7,864                     7,864
Deferred charges, net ...................................       4,538                     4,538
Other assets, net .......................................      11,276         (100)      11,176
                                                             --------      -------      -------

    Total assets ........................................   $ 810,892      $22,517     $833,409
                                                             ========      =======      =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
Notes payable ...........................................   $ 447,350       22,184    $ 469,534
Accrued interest payable ................................       1,913                     1,913
Dividend payable ........................................       9,520                     9,520
Real estate taxes payable ...............................       7,853          291        8,144
Accounts payable and accrued expenses - construction ....       4,641                     4,641
Accounts payable and accrued expenses - operating .......       4,107                     4,107
Security deposits .......................................       2,050           42        2,092
                                                              -------      -------     --------
    Total liabilities ...................................     477,434       22,517      499,951
                                                              -------      -------     --------

Minority interest in unitholders in Operating Partnership      52,712                    52,712
                                                              -------      -------     --------

Shareholders' equity:
  Preferred shares, $0.01 par value, 10,000,000 shares
    authorized, none issued and outstanding .............        --                       --
  Common shares, $0.01 par value, 100,000,000 shares
    authorized, 19,428,682 issued and outstanding .......         194                      194
  Additional paid-in capital ............................     299,317                  299,317
  Deferred long-term compensation .......................        (892)                    (892)
  Accumulated earnings (deficit) ........................     (17,873)                 (17,873)
                                                             --------      -------     -------
    Total shareholders' equity ..........................     280,746                  280,746
                                                              -------      -------     -------

    Total liabilities and shareholders' equity ..........    $810,892      $22,517    $833,409
                                                              =======      =======     =======


   The accompanying notes are an integral part of this balance sheet.

                                    Page-19

                            Gables Residential Trust

     Notes and Assumptions to Unaudited Pro Forma Consolidated Balance Sheet



(A) Reflects the September 4, 1997 acquisition of Jefferson Forest Apartments, the related application of the earnest money deposit to the purchase price, borrowings under the $175 million unsecured revolving credit facility as primary consideration for the purchase of Jefferson Forest Apartments, and the assumption of the security deposit and real estate tax liabilities.